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                        Consent of Independent Auditors


The Board of Directors
Roper Industries, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 16, 2000, included in this annual report of the Roper Industries, Inc. Employees' Retirement Savings 003 Plan on Form 11-K for the year ended December 31, 1999, into the Plan's previously filed Registration Statement Nos. 33-71094 and 333-35672.

                                        Arthur Andersen LLP


Atlanta, Georgia
June 23, 2000

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